Description of the Plan	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Description of Plan [Line Items]
Description of the Plan	Description of Plan
America's Car Mart, Inc. (the “Company” or “Employer”) sponsors the America's Car Mart, Inc. 401(k) Plan (the “Plan”). The following description is provided for general information purposes only. Participants should refer to the Plan document for a more complete description of the Plan's provisions.
General
The Plan is a defined contribution plan established for the benefit of the employees of the Company. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

The Plan is administered by a committee appointed by the Company. BOKF, NA (the “Trustee”) serves as the trustee of the Plan, processes and maintains the records of the participant data and holds the Plan assets.
Eligibility

Employees of the Company are eligible to participate in the Plan and make salary reduction contributions immediately following the latter of their employment commencement date or the day they reach 21 years of age and are enrolled in the Plan immediately upon eligibility.
Contributions

Participants may contribute up to the maximum annual dollar amount permissible under the Internal Revenue Code (the Code). Participants who have attained age 50 before the end of the Plan year are eligible to make catch-up contributions. Participants may also rollover amounts from other qualified plans. Participants direct the investment of their contributions into various investment options offered by the Plan. The Plan currently offers various mutual funds, collective trust funds, and Company common stock as investment options for participants.

Under the automatic enrollment feature, participant contributions are initially invested in an American Funds Target Date Fund based on the participant's birth date at the time of the first deferral contribution if no investment direction is made by the participant. Eligible employees who do not want to make a contribution may elect to opt out of automatic enrollment, or they may elect a different contribution percentage.

Effective October 1, 2025 and for each October 1 thereafter, all Participants without an existing affirmative election or whose affirmative election (including 0%) is less than the 5% automatic enrollment amount will have their election expire each year and will be subject to the initial 5% automatic enrollment rate unless they make a subsequent affirmative election and will be subject to future expiration if less than 5%. Prior to October 1, 2025, the automatic enrollment rate was set at 4%.
The Plan also provides for discretionary Employer matching contributions, subject to limitations under the Code. Employees of the Company who have completed one year of service are eligible to receive matching contributions. A year of service is defined as a 12-consecutive month period in which an employee has 1,000 or more hours of service. For the year ended December 31, 2025, the Company provided a matching contribution equal to 50% of each participant's contributions up to a maximum of 6% of qualifying participant's compensation. Employer matching contributions are based on deferrals made each pay period.
Additional amounts may be contributed by the Employer under the Plan's profit sharing provisions at the discretion of the Board of Directors of the Company. In order to be eligible to receive an allocation of Employer profit sharing contributions, participants must complete a year of service, work 1,000 hours during the Plan year, and be employed on the last day of the Plan year, unless termination is due to death, disability or retirement. Allocations of profit sharing contributions are based on the proportion of each participant's compensation to the total of all participants' eligible compensation, as defined in the Plan document. There were no discretionary profit sharing contributions made for the year ended December 31, 2025.

Vesting

Participants are immediately vested in their contributions plus or minus any actual earnings or losses thereon. Vesting in Employer contributions is based upon years of service according to the following schedule:

Vesting
Years of service	percentage
Less than one year	—%
One, but less than two	20%
Two, but less than three	40%
Three, but less than four	60%
Four, but less than five	80%
Five or more	100%

Participants automatically become 100% vested upon normal retirement (attainment of age 65), disability or death. Participants who terminate for any other reason are entitled to the vested amount of their accounts.

Notes receivable from participants
Participants may borrow from their fund accounts a minimum of $1,000 up to a maximum equal to the lesser of
$50,000, reduced by the difference between the highest outstanding loan balance during the preceding 12-month period and the outstanding balance of the loan on the date of the loan, or 50% of their vested account balance. Loan terms are not to exceed five years, unless the loan is for a primary residence, in which case the term for repayment may not exceed 15 years. Loans are secured by the balance in the participant's account and bear interest at rates that range from 5.25% to 10.50%, which is based on the prime rate plus two percent on the date of origination. Only one loan may be outstanding at any given time. Principal and interest are paid ratably through payroll deductions.
Forfeitures
Forfeitures of Employer contributions resulting from participants withdrawing prior to becoming fully vested may be used to restore participant accounts, reduce Employer matching contributions, pay Plan administrative expenses, or may be reallocated to participant accounts as an additional Employer contribution. During 2025, forfeitures in the amount of $190,294 were used to reduce Employer matching contributions. The Plan had $2,645 and $147 in unallocated forfeitures as of December 31, 2025 and 2024, respectively.
Participant accounts
Each participant's account is credited with the participant contributions, Employer matching contributions, and allocations of Employer profit sharing contributions and Plan earnings. Participant accounts are charged with an allocation of administrative expenses that are paid by the Plan. Allocations are based on participant earnings, account balances, or specific participant transactions, as defined in the Plan document. The benefit to which a participant is entitled is the benefit that can be provided from the participant's vested account.

Payment of benefits
Upon retirement, termination, disability, or death, a participant, or his or her beneficiary in the event of death, may elect to receive a lump-sum amount equal to the vested value of his or her account. The Plan allows hardship withdrawals, subject to account balance limits and applicable laws. Participants who were automatically enrolled in the Plan have the option to withdraw their deferrals without penalty within 90 days of their automatic enrollment date.
Upon employee termination, mandatory distributions are required for balances of less than $7,000. Mandatory distributions above $1,000 made without the participant's consent are paid in a direct rollover to an individual retirement account designated by the Plan Administrator.
Administrative expenses
The Plan allows administrative expenses to be paid from the Plan's assets. Investment expenses netted against investment income represent amounts associated with the net expense ratios of the investments in the Plan’s fund lineup.